SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)

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


               Delaware                               000-22162                            22-3209241
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)

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        2625 Cumberland Parkway
               Suite 310                                         30339
           Atlanta, Georgia                                   (Zip Code)
         (Address of principal
          executive offices)

       (Registrant's telephone number including area code) (770) 805-4400


                         Simione Central Holdings, Inc.
                        6600 Powers Ferry Road, Suite 100
                             Atlanta, Georgia 30339
                       ----------------------------------
                       (former name or former address, if
                           changed since last report)


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ITEM 5.  OTHER EVENTS.

     On January 31, 2001, Simione Central Holdings, Inc. issued a press release regarding the change of its corporate name to CareCentric, Inc. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated January 31, 2001, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements.

                Not Applicable.

         (b)    Pro Forma Financial Information.

                Not Applicable.

         (c)    Exhibits.

Exhibit
Number            Description
------            -----------

2.1               Certificate of Ownership and Merger dated January 30, 2001

99                Press Release dated January 31, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CARECENTRIC, INC.
                              (formerly known as Simione Central Holdings, Inc.)



Date:  January 31, 2001       By:  /s/ Stephen M. Shea
                                   -----------------------------------------
                                   Stephen M. Shea
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)